Exhibit 10.18

Loan No. WB13991

SECOND MODIFICATION AGREEMENT

(Long Form)

THIS SECOND MODIFICATION AGREEMENT (Long Form) (“Modification Agreement”) is executed to be effective as of February 13, 2012 by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association as successor-by-merger to Wachovia Bank, National Association, a national banking association (“Lender”), COP-MONROE, LLC, a Florida limited liability company (“Progress Way Borrower”), COP-CARTER, LLC, a Florida limited liability company (“Winter Garden Borrower”), COP-HANGING MOSS, LLC, a Florida limited liability company (“Hanging Moss Borrower”) and COP-GOLDENROD, LLC, a Florida limited liability company (“Goldenrod Borrower”, and individually and collectively with Progress Way Borrower, Winter Garden Borrower and Hanging Moss Borrower, referred to herein as “Original Borrower” or “Original Borrowers”), COP-SHOEMAKER, LLC, a Delaware limited liability company (“Shoemaker Borrower”, and individually and collectively with Original Borrowers, “Borrower” or “Borrowers”).

A.	Original Borrowers and Lender entered into that certain Loan Agreement dated as of November 13, 2007 (as amended, the “Loan Agreement”). Pursuant to the Loan Agreement, Lender agreed to make a loan (the “Loan”) to Original Borrowers in the principal amount of Twenty-Two Million Four Hundred Twenty Thousand Five Hundred and No/100 Dollars ($22,420,500.00) for the purposes set forth therein. The following documents, each of which is dated as of November 13, 2007, were executed in connection with the Loan (among others):

1.	That certain Promissory Note evidencing the Loan executed by Original Borrowers to the order of Lender, in the original principal amount of $22,420,500.00 (the “Existing Note”).

2.	The following mortgages were executed by one or more Original Borrowers, as mortgagor, in favor of Lender, as mortgagee (collectively referred to herein as the “Original Deeds of Trust”):

a.	That certain Mortgage, Assignment, Security Agreement and Fixture Filing, executed by Progress Way Borrower, as Mortgagor, in favor of Lender, as Mortgagee, and recorded in the Official Records of Seminole County, Florida, as Clerk’s # 2007162863, on or about November 20, 2007, as amended by (i) that certain Extension Agreement (Short Form) dated as of November 13, 2009, executed by and between Lender and Original Borrowers and recorded in the Official Records of Seminole County, Florida, as Clerk’s #2009138154 on or about December 7, 2009 (the “Extension Agreement (Short Form) (Seminole County)”), and (ii) that certain Memorandum of Modification Agreement Amending Mortgage (Progress Way) dated as of August 3, 2011, executed by and between Lender, Borrowers and COP-South Industrial, LLC, a Delaware limited liability company (“South Industrial”), and recorded in the Official Records of Seminole County, Florida, as Clerk’s #2011087254 on or about August 17, 2011 (the “Memorandum of Modification (Seminole County)”, and collectively with the Extension Agreement (Short Form) (Seminole County), the “Seminole County Short Forms”);

b.

That certain Mortgage, Assignment, Security Agreement and Fixture Filing, executed by Winter Garden Borrower, as Mortgagor, in favor of Lender, as Mortgagee, and recorded in the Official Records of Orange County, Florida, as Instrument No. 20070760342, on or about November 20, 2007, as amended by (i) that certain Extension Agreement (Short Form) dated as of November 13, 2009, executed by and between Lender and Original Borrowers and recorded in the Official Records of Orange County, Florida, as Document No. 20090708153 on or about December 4, 2009 (the “Extension Agreement (Short Form) (Orange County)”), and (ii) that certain Memorandum of Modification Agreement Amending Mortgage (Winter Garden, Hanging Moss

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and Goldenrod) dated as of August 3, 2011, executed by and between Lender, Borrowers and South Industrial, and recorded in the Official Records of Orange County, Florida, in Book 10254, Page 7262 on or about August 16, 2011 (“Memorandum of Modification (Orange County)”, and collectively with the Extension Agreement (Short Form) (Orange County), the “Orange County Short Forms”);

c.	That certain Mortgage, Assignment, Security Agreement and Fixture Filing, executed by Hanging Moss Borrower, as Mortgagor, in favor of Lender, as Mortgagee, and recorded in the Official Records of Orange County, Florida, as Instrument No. 20070760305, on or about November 20, 2007, as amended by the Orange County Short Forms; and

d.	That certain Mortgage, Assignment, Security Agreement and Fixture Filing, executed by Goldenrod Borrower, as Mortgagor, in favor of Lender, as Mortgagee, and recorded in the Official Records of Orange County, Florida, as Instrument No. 20070760372, on or about November 20, 2007, as amended by the Orange County Short Forms;

3.	That certain Limited Guaranty (as amended, the “Guaranty”), executed by Cornerstone Core Properties REIT, Inc., a Maryland corporation (“CCP”), Cornerstone Realty Advisors, LLC, a Delaware limited liability company, and Cornerstone Operating Partnership, L.P., a Delaware limited partnership (individually and collectively, “Guarantor”), in favor of Lender;

4.	That certain Environmental Indemnity Agreement (as amended, the “Existing Environmental Indemnity”) executed by Original Borrowers and Guarantor, in favor of Lender.

B.	Subsequently, Original Borrowers and Lender entered into that certain Extension Agreement (Long Form) dated as of November 13, 2009 (the “Extension Agreement (Long Form)”). Pursuant to the Extension Agreement (Long Form), among other things, Lender confirmed that the Original Borrowers successfully exercised their option to extend the Maturity Date to November 13, 2010 pursuant to Section 2.4 of the Loan Agreement.

C.	Subsequently, Original Borrowers and Lender entered into (i) that certain letter agreement dated as of October 21, 2010 (the “First Letter Agreement”), which, among other things, extended the maturity of the Existing Note to February 13, 2011, (ii) that certain letter agreement dated as of February 23, 2011 (the “Second Letter Agreement”), which, among other things, extended the maturity of the Existing Note to May 13, 2011, and (iii) that certain letter agreement dated as of April 14, 2011 (the “Third Letter Agreement”, and collectively with the First Letter Agreement and the Second Letter Agreement, the “Letter Agreements”), which, among other things, extended the maturity of the Existing Note to August 13, 2011.

D.

Subsequently, pursuant to, among other documents, that certain Assumption and Modification Agreement dated as of August 3, 2011 executed by Borrowers and South Industrial, Shoemaker Borrower and South Industrial were added as “Borrowers” under the Loan Documents. Additionally, (i) Shoemaker Borrower executed in favor of Lender that certain Deed of Trust, Assignment, Security Agreement and Fixture Filing dated as of August 3, 2011 and recorded in the Official Records of Los Angeles County, California on August 15, 2011 as Instrument No. 20111095092, and encumbers the Shoemaker Project (the “Shoemaker Deed of Trust”, and collectively with the Original Deeds of Trust, the “Deeds of Trust”), and (ii) South Industrial executed in favor of Lender that certain Deed of Trust, Assignment, Security Agreement and Fixture Filing dated as of August 3, 2011 and recorded in the Official Records of Maricopa County, Arizona on August 15, 2011 as Instrument No. 20110678680, and encumbered the South Industrial Project (the “South Industrial Deed of Trust”). Additionally, (i) Shoemaker Borrower and Guarantor executed in favor of Lender that certain Environmental Indemnity Agreement dated as of August 3, 2011 relating to the Shoemaker Project (the “Shoemaker Environmental Indemnity”), and (ii) South Industrial and Guarantor executed in favor of Lender that certain Environmental Indemnity Agreement dated as of August 3, 2011 relating to the South

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Industrial Project (the “South Industrial Environmental Indemnity”, and collectively with the Existing Environmental Indemnity and the Shoemaker Environmental Indemnity, the “Environmental Indemnities”). Lastly, Borrowers and South Industrial executed and delivered to Lender that certain Amended and Restated Promissory Note Secured by Deed of Trust dated as of August 3, 2011 in the face principal amount of $15,360,000.00 to the order of Lender (the “Note”), which amended, restated and replaced the Existing Note, in its entirety.

E.	Subsequently, pursuant to that certain letter agreement dated as of December 21, 2011 executed by Borrowers, South Industrial and Lender (the “South Industrial Letter Agreement”), the South Industrial Project was released from the lien of the South Industrial Deed of Trust.

F.	Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

G.	As of the date of this Modification Agreement, prior to the Required Principal Payment (as described below), the outstanding principal balance of the Loan is Fourteen Million Three Hundred Twenty-Eight Thousand Nine Hundred Ninety and 67/100 Dollars ($14,328,990.67). Borrowers are not entitled to any further disbursements of loan proceeds under the Loan Documents.

H.	As used in this Modification Agreement, the term “Loan Documents” means the Loan Agreement, the Note, the Deeds of Trust, the Environmental Indemnities, the Guaranty, the Extension Agreement (Long Form), the Seminole County Short Forms, the Orange County Short Forms, the Letter Agreements, the Short Forms (as defined below), the South Industrial Letter Agreement, and the other “Loan Documents” described in the Loan Agreement. This Modification Agreement also shall constitute a Loan Document.

I.	Borrowers have requested that Lender, among other things, extend the Maturity Date and revise the interest rate applicable to the Loan. Lender has agreed to do so on the terms and conditions stated herein.

NOW, THEREFORE, with reference to the foregoing information, and in consideration of the mutual covenants and agreements contained in this Modification Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender agree as follows:

1.	REPRESENTATIONS AND WARRANTIES. Borrowers represent and warrant, as of the Effective Date (as defined in Section 2.10 below) that:

1.1

REPRESENTATIONS. The statement of facts set forth above is true and correct, and is hereby incorporated herein as an agreement of Borrowers and Lender. Borrowers hereby represent and warrant to Lender that (a) to Borrowers’ actual knowledge, no Event of Default or Unmatured Event of Default has occurred and is continuing that would not otherwise be cured by the effectiveness of this Modification Agreement, and (b) all representations and warranties of Borrowers contained in the Loan Agreement or in any of the other Loan Documents (as the Loan Agreement and such other Loan Documents are amended hereby) are true and correct as of the date hereof, except to the extent that such representations or warranties were made as of a specific date, in which case such representation or warranty was true and correct as of such date. Borrowers reaffirm all of their obligations under the Loan Documents and relating to any Swap Contracts, and Borrowers acknowledge that they have no claims, offsets or defenses with respect to the payment of sums due under the Note or under any Swap Contracts. Without limiting the foregoing, Borrowers reaffirm Lender’s right, following the occurrence and during the continuance of any Event of Default, to apply any and all payments made by Borrowers or otherwise received by Lender with respect to the Loan and any Swap Contracts between any one or more Borrowers and Lender, including without limitation all proceeds received from the sale or liquidation of any collateral, to the obligations owing by Borrowers under the Loan Documents and Swap Contracts

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in such order and manner deemed appropriate by Lender in its sole discretion, and Borrowers acknowledge that they shall have no right to direct Lender as to such application or designate the portion of the obligation to be satisfied.

2.	MODIFICATION OF LOAN DOCUMENTS. The Loan Agreement (and the other Loan Documents) are hereby supplemented and modified to incorporate the following terms, which shall supersede and prevail over any conflicting provisions (which modifications shall be effective as of the Effective Date (except as otherwise indicated):

2.1	REDUCED COMMITMENT. Notwithstanding anything else to the contrary in the Loan Documents, following the Required Principal Payment (as defined below), as of the Effective Date, the maximum loan amount available to Borrowers under the Loan shall be reduced from $14,328,990.67 to $6,828,990.67 (the “Reduced Commitment”), and Borrowers shall not be entitled to any further disbursements of Loan proceeds. At no time during the term of the Loan shall the outstanding amounts owing under the Loan exceed the Reduced Commitment. Any amounts repaid under the Loan may not be re-borrowed.

2.2	INTEREST.

2.2.1 As of February 13, 2012, the reference in Section 2 of the Note to “four and one-half percent (4.50%)” is hereby deleted in its entirety and replaced with “three and one-half percent (3.50%)”.

2.2.2 As of February 13, 2012, the references in Exhibit A to the Note to “three percent (3.00%)” are each hereby deleted in their entirety and replaced with “two percent (2.00%)”.

2.3	MATURITY DATE. The Maturity Date is hereby extended from February 13, 2012 to February 13, 2014. All amounts outstanding under the Loan shall be due and payable no later than this extended Maturity Date. Any references in any of the Loan Documents to the Maturity Date in any of the Loan Documents shall refer to the Maturity Date as hereby extended. Additionally, notwithstanding anything to the contrary in any of the Loan Documents, no further options to extend the Maturity Date remain exercisable by Borrowers.

2.4	EXTENSION FEES. On February 13, 2013, Borrowers shall pay to Lender an extension fee (the “Extension Fee”) in an amount equal to one-half of one percent (0.50%) of the outstanding principal balance of the Loan as of February 13, 2013. The Extension Fee shall be fully earned as of the Effective Date.

2.5	NO OTHER MODIFICATIONS. Except as expressly set forth in this Modification Agreement, the Loan Documents shall be and remain unmodified and in full force and effect.

2.6

SECURED OBLIGATIONS. The Deeds of Trust and all other Loan Documents which secure Borrowers’ indebtedness and obligations under the Loan Documents (but excluding those documents which expressly do not secure Borrowers’ indebtedness and obligations under the Loan Documents) shall secure, in addition to all other indebtedness and obligations secured thereby, the payment and performance of all present and future indebtedness and obligations of Borrowers under this Modification Agreement, the Note, and any and all amendments, modifications, renewals and/or extensions of this Modification Agreement or the Note, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement. Each of the Borrowers acknowledges, agrees and reaffirms that each of the Deeds of Trust secures, in addition to all other indebtedness and obligations stated or specified therein to be secured thereby, (i) all indebtedness and obligations owing under the Loan Agreement, as amended hereby (and as the same may hereafter be further amended or

Loan No. WB13991

modified from time to time), (ii) all indebtedness and obligations owing under the Note (as the same may hereafter be further amended or modified from time to time), (iii) all indebtedness and obligations owing under or in connection with any and all Swap Contracts between Wells Fargo Bank, National Association (or its Affiliates and/or successors) and any one or more Borrowers (or their Affiliates), and (iv) all “Obligations,” as that term is defined in each of the Deeds of Trust. The Deeds of Trust shall not secure any Environmental Indemnity, the Guaranty, or any other Loan Document that is expressly stated to be unsecured.

2.7	SOUTH INDUSTRIAL. South Industrial is hereby released from all liability under the Loan Documents, other than (i) any amounts required to be paid under the South Industrial Environmental Indemnity, and (ii) any indemnity obligations and other obligations under the Loan Documents which by their terms expressly survive repayment of the Loan, for which South Industrial shall continue to remain liable.

2.8	PREPAYMENT. Section 2.5 of the Loan Agreement is hereby deleted in its entirety.

2.9	DEFINITIONS. Except as provided in this Modification Agreement, all references in the Loan Agreement and in the other Loan Documents (i) to the Note shall mean the Note as amended by this Modification Agreement, (ii) to the Loan Agreement shall mean the Loan Agreement as amended by this Modification Agreement, (iii) to the Guaranty shall mean the Guaranty as amended by this Modification Agreement, (iv) to the Loan Documents shall mean the Loan Documents as such term is defined in this Modification Agreement, and (v) to any particular Loan Document shall mean such Loan Document as modified by this Modification Agreement, and all prior amendments, or any document executed pursuant thereto.

2.10	CONDITIONS PRECEDENT. Before this Modification Agreement becomes effective (the “Effective Date”) and Lender becomes obligated under it, all of the following conditions shall have been either (i) satisfied at Borrowers’ sole cost and expense in a manner acceptable to Lender in the exercise of its sole judgment or (ii) waived by Lender in writing. Once all of the following conditions have been satisfied or waived by Lender in accordance with the foregoing sentence, the Effective Date shall be deemed to be February 13, 2012.

a.	Lender shall have received from Borrowers a principal payment (the “Required Principal Payment”) in the amount of $7,500,000.00 from Borrowers’ own funds (i.e., not from Loan funds).

b.	Lender shall have received from Borrowers the modification fee in the amount of $34,144.95.

c.	Lender shall have received reimbursement, in immediately available funds, of all costs and expenses incurred by Lender in connection with this Modification Agreement or of any other amounts owing under the Loan.

d.	Lawyers Title Insurance Corporation (“Title Company”) shall have issued and delivered to Lender, or shall have irrevocably and unconditionally committed to issue for the benefit of Lender, such endorsements to the title policies issued in connection with the Deeds of Trust as Lender shall request to insure the validity and continuing first position lien priority of the Deeds of Trust, as amended hereby, including a Modification of Mortgage Endorsement or CLTA 110.5 Endorsement (as applicable).

e.

Lender shall have received fully executed originals of this Modification Agreement, that certain Memorandum of Second Modification Agreement Amending Mortgage (Progress Way) dated as of even date herewith executed by Borrowers in favor of Lender (“Seminole County Second

Loan No. WB13991

Short Form”), that certain Memorandum of Second Modification Agreement Amending Mortgage (Winter Garden, Hanging Moss and Goldenrod) dated as of even date herewith executed by Borrowers in favor of Lender (“Orange County Second Short Form”), that certain Memorandum of Second Modification Agreement Amending Deed of Trust (Shoemaker) dated as of even date herewith executed by Borrowers in favor of Lender (“Shoemaker Short Form” and collectively with the Seminole County Second Short Form and the Orange County Second Short Form, the “Short Forms”), the Consent of Guarantors attached hereto, any appropriate officer certificates or other certificates requested by Lender, and such other documents and agreements as Lender shall request, all in form and substance satisfactory to Lender.

f.	Borrowers shall have paid Lender’s attorneys fees, and all costs and expenses of recording and issuing all required title policy endorsements.

g.	No change shall have occurred in the financial condition of Borrowers, any Guarantor or in the Projects, which would have, in Lender’s judgment, a material adverse effect on the Projects or on Borrowers’ or any Guarantor’s ability to repay the Loan or otherwise perform its obligations under the Loan Documents.

h.	The representations and warranties contained in the Loan Agreement and in all other Loan Documents are true and correct as of the date hereof and as of the Effective Date, except to the extent that such representations or warranties were made as of a specific date, in which case such representation or warranty was true and correct as of such date.

i.	Lender shall have received all documents evidencing the formation, organization and valid existence of the Borrowers and any Guarantor which is an entity (to the extent such documents have been amended from the versions previously sent to Lender or have not previously been delivered to Lender) and the authorization for the execution, delivery, and performance of the Agreement.

j.	No Event of Default or Unmatured Event of Default has occurred and is continuing.

3.	WARRANTIES. Each Borrower is duly organized and validly existing. Except as previously disclosed in writing by Borrowers to Lender, there have been no changes in the organization, composition, ownership structure or formation documents of any Borrower since the Closing Date. Each Guarantor that is an entity is duly formed and validly existing, and has the power to own its assets, to transact the business in which it is now engaged and to continue to guaranty the Loan. Except as previously disclosed in writing by Borrowers to Lender, there have been no changes in the organization, composition, or ownership structure of any Guarantor which are entities since the Closing Date, other than changes in the ownership of CCP which do not constitute a “change in control.”

4.	NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Modification Agreement shall alter or affect any provision, condition or covenant contained in the Loan Agreement or other Loan Documents or affect or impair any rights, powers or remedies thereunder, and the parties hereto intend that the provisions of the Loan Agreement and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

5.

MISCELLANEOUS. This Modification Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. The headings used in this Modification Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Modification Agreement. If any provision of

Loan No. WB13991

this Modification Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed herefrom and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable provision had never been a part hereof. As used in this Modification Agreement, the term “include(s)” shall mean “include(s), without limitation,” and the term “including” shall mean “including, but not limited to.” In the event of any inconsistency between this Modification Agreement and the Loan Documents, this Modification Agreement shall govern.

6.	COUNTERPARTS. The Loan Documents, including this Modification Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein, and supersede all prior negotiations. No reference to this Modification Agreement is necessary in any instrument or document at any time referring to a Loan Document. Any reference to a Loan Document (including in any other Loan Document) shall be deemed a reference to such document as amended hereby.

7.	INTEGRATION; INTERPRETATION. This Modification Agreement contains or expressly incorporates by reference the entire agreement of the parties with respect to the matters contemplated herein and supersedes all prior negotiations or agreements, written or oral, and shall not be modified except by written instrument executed by all parties.

8.	GENERAL RELEASE. As further inducement to Lender to enter into this Modification Agreement, Borrowers and each Guarantor (by their execution of the Guarantor’s Consent attached hereto) hereby release Lender as follows:

8.1	Borrowers, each Guarantor and their respective heirs, successors and assigns (collectively, the “Releasing Parties”) do hereby release, acquit and forever discharge Lender of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description, or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or related to the Loan Documents, this Modification Agreement or any earlier and/or other agreement or document referred to therein or any other action, claim, cause of action, demand, damage or cost of whatever nature arising on or prior to the Effective Date (collectively, the “Released Claims”).

8.2	The agreement of the Releasing Parties, as set forth in the preceding subparagraph 8.1 shall inure to the benefit of the successors, assigns, insurers, administrators, agents, employees, and representatives of Lender.

8.3	The Releasing Parties have read the foregoing release, fully understand the legal consequences thereof and have obtained the advice of counsel with respect thereto. The Releasing Parties further warrant and represent that they are authorized to make the foregoing release.

8.4	This release is not to be construed and does not constitute an admission of liability on the part of Lender. This release shall constitute an absolute bar to any Released Claim of any kind, whether such claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable. The Releasing Parties specifically agree that any attempt to assert a claim barred hereby shall subject each of them to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

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8.5	The Releasing Parties acknowledge and agree that they understand the meaning and effect of Section 1542 of the California Civil Code which provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

THE RELEASING PARTIES AGREE TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AGREEMENT. THE RELEASING PARTIES HEREBY WAIVE AND RELINQUISH ALL RIGHTS AND BENEFITS WHICH THEY MIGHT OTHERWISE HAVE UNDER THE AFOREMENTIONED SECTION 1542 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR FLORIDA LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, THE RELEASING PARTIES WAIVE AND RELEASE ANY RIGHT OR DEFENSE WHICH THEY MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OF ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES HEREUNDER.

/s/ SIR	/s/ SIR	/s/ SIR	/s/ SIR
Progress Way Borrower’s Initials	Winter Garden Borrower’s Initials	Hanging Moss Borrower’s Initials	Goldenrod Borrower’s Initials

/s/ SIR	/s/ SIR	/s/ SIR	/s/ SIR
Shoemaker Borrower’s Initials	Cornerstone Core Properties, REIT, Inc.’s Initials	Cornerstone Realty Advisors, LLC’s Initials	Cornerstone Operating Partnership, L.P.’s Initials

[Remainder of Page Left Intentionally Blank]

Loan No. WB13991

IN WITNESS WHEREOF, Borrowers and Lender have caused this Modification Agreement to be duly executed as of the date first above written.

“LENDER”

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national

banking association, as successor-by-merger to Wachovia Bank, National

Association, a national banking association

By:	/s/ Leslie Baines
Name:	Leslie Baines
Title:	VP

“BORROWERS”

COP-MONROE, LLC, a Florida limited liability company

By:	COP–ORL ONE, LLC, a Florida limited liability company, its Manager

	By:	Cornerstone Operating Partnership, L.P., a Delaware limited partnership, its Manager

		By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

			By:	/s/ Stephen I. Robie
			Name:	Stephen I. Robie
			Title:	Chief Financial Officer

COP-CARTER, LLC, a Florida limited liability company

By:	COP–ORL ONE, LLC, a Florida limited liability company, its Manager

	By:	Cornerstone Operating Partnership, L.P., a Delaware limited partnership, its Manager

		By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

			By:	/s/ Stephen I. Robie
			Name:	Stephen I. Robie
			Title:	Chief Financial Officer

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COP-HANGING MOSS, LLC, a Florida limited liability company

By:	COP–ORL ONE, LLC, a Florida limited liability company, its Manager

	By:	Cornerstone Operating Partnership, L.P., a Delaware limited partnership, its Manager

		By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

			By:	/s/ Stephen I. Robie
			Name:	Stephen I. Robie
			Title:	Chief Financial Officer

COP-GOLDENROD, LLC, a Florida limited liability company

By:	COP–ORL ONE, LLC, a Florida limited liability company, its Manager

	By:	Cornerstone Operating Partnership, L.P., a Delaware limited partnership, its Manager

		By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

			By:	/s/ Stephen I. Robie
			Name:	Stephen I. Robie
			Title:	Chief Financial Officer

COP-SHOEMAKER, LLC, a Delaware limited liability company

By:	Cornerstone Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

			By:	/s/ Stephen I. Robie
			Name:	Stephen I. Robie
			Title:	Chief Financial Officer

(ALL SIGNATURES MUST BE ACKNOWLEDGED)

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GUARANTOR’S CONSENT

The undersigned, having read and understood the foregoing Second Modification Agreement (Long Form) (“Agreement”), hereby (i) consent to all of the terms and provisions of the Agreement (including without limitation Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, and 8 of the Agreement), (ii) agrees that the Agreement does not terminate or diminish any of the obligations of the undersigned to Lender under (a) that certain Limited Guaranty dated November 13, 2007 executed by the undersigned (the “Guaranty”), (b) that certain Environmental Indemnity Agreement dated as of November 13, 2007, and executed by the undersigned and Original Borrowers in favor of Lender (the “Existing Environmental Indemnity”), (c) that certain Environmental Indemnity Agreement dated as of August 3, 2011 and executed by the undersigned and Shoemaker Borrower in favor of Lender (the “Shoemaker Environmental Indemnity”), or (d) that certain Environmental Indemnity Agreement dated as of August 3, 2011 and executed by the undersigned and South Industrial in favor of Lender (the “South Industrial Environmental Indemnity”, and collectively with the Existing Environmental Indemnity and the Shoemaker Environmental Indemnity, the “Environmental Indemnities”) and (iii) reaffirms its obligations under the Guaranty and Environmental Indemnities in light of the Agreement. The undersigned hereby acknowledges and agrees that Lender shall have the right to apply payments received from Borrowers to the Obligations in any manner elected by Lender, even if the manner of application does not reduce at all or to the greatest extent Guarantor’s maximum aggregate obligation under the Guaranty for payment of the Guaranteed Obligations (as defined in the Guaranty). The undersigned, having reread the Guaranty and the Environmental Indemnity Agreement, and with advice of their own counsel, hereby reaffirm and restate all waivers, authorizations, agreements and understandings set forth in the Guaranty and the Environmental Indemnities, as though set forth in full herein. Capitalized terms used in this consent but not otherwise defined shall have the meanings ascribed to such terms in the Agreement or the Loan Agreement (as defined in the Agreement).

Dated as of: February 13, 2012.

CONSENT

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“GUARANTOR”

“Guarantor”

CORNERSTONE CORE PROPERTIES REIT, INC., a

Maryland corporation

By:	/s/ Stephen I. Robie
Name:	Stephen I. Robie
Title:	Chief Financial Officer

CORNERSTONE REALTY ADVISORS, LLC, a

Delaware limited liability company

By:	/s/ Stephen I. Robie
Name:	Stephen I. Robie
Title:	Chief Financial Officer

CORNERSTONE OPERATING PARTNERSHIP, L.P., a

Delaware limited partnership

By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

By:	/s/ Stephen I. Robie
Name:	Stephen I. Robie
Title:	Chief Financial Officer

ACKNOWLEDGMENT